Exhibit 99.1

Ponce Bank Announces that it is Teaming Up with Grain Technology to Give Everyone A Little Credit

New York (June 3, 2020): Ponce Bank, the wholly-owned subsidiary of PDL Community Bancorp, (NASDAQ: PDLB) teams with Grain Technology Inc. (“Grain”) to provide revolving lines of credit to those with little to no credit, or who’ve had their credit damaged, by transforming debit cards into “crebit” cards. The Grain app, Powered by Ponce™ also seeks to teach financial literacy and uses Artificial Intelligence (“AI”) tools to automatically build credit history aligning the companies’ bifold mission to extend credit and education to the underserved while combating economic inequality in the U.S.

Grain was founded in 2017 looking to extend credit to communities that had either avoided it or to whom it was unavailable. Between Millennials and Gen-Zers made debt-shy by mountains of student debt and with 4 out of 10 people in this country currently unable to cover a $400 emergency expense lies a vast pool of customers sorely in need of credit management skills and financial education to empower their future financial security. Grain identified an untapped key to unlocking this brighter financial future already attached to most customer’s primary checking account in the form of their traditional debit card.

Grain partnered with Ponce Bank to develop a non-traditional underwriting methodology, based upon a cash flow analysis processed by Grain’s AI engine, that enables Ponce Bank to safely make a line of credit available to individuals based upon actual income and spending patterns observed in real-time within their primary bank account. Grain’s algorithms automatically monitor and manage the loans, making payments automatically and anticipating upcoming shortfalls enabling them to tap their line of credit. A customer’s available credit line may be adjusted based upon real-time cash flow analysis filtered through underwriting algorithms the companies’ developed.

This automated credit management generates a credit history reported to the bureaus that strengthens the consumer’s credit scores and opens the door to traditional credit transactions in the future. Perhaps more importantly, the app persistently communicates with the customer about their cash flow and expenses providing awareness and suggestions and allowing them to more proactively plan ahead, developing sound spending habits, enabling them to manage their credit and finances more effectively as their access to credit.

Ponce Bank is a Community Development Financial Institution (CDFI) and a Minority Development Institution (MDI) two designations recognizing the bank’s role as an investor in underserved communities for over 60 years. This partnership was fueled by the shared values between Ponce Bank and Grain, a privately held Fintech company dedicated to financial security for the underserved and reducing disparities in financial health.

About PDL Community Bancorp

PDL Community Bancorp is the financial holding company for Ponce Bank. Ponce Bank is a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. The Bank’s business primarily consists of taking deposits from the general public and to a lesser extent alternative funding sources and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. The Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks, including cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.